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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-05887) pertaining to the Heftel Broadcasting Corporation Stock Option Plan of our report dated November 7, 1996, with respect to the consolidated financial statements of Heftel Broadcasting Corporation included in the Annual Report (Form 10-K) for the year ended September 30, 1996.


                                                               ERNST & YOUNG LLP


Los Angeles, California
December 20, 1996